FORM 8-K (Amended)

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  June 11, 1997

                             AQUA CARE SYSTEMS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

                 DELAWARE                           0-22434
                 --------                           -------
       (State or other jurisdiction of       (Commission file no.)
       incorporation or organization)

                                   13-3615311
                                   ----------
                     (I.R.S. employer identification number)

11820 NW 37th Street
CORAL SPRINGS, FLORIDA                             33065
----------------------                             -----
(Address of principal                           (Zip code)
 executive offices)

Registrant's telephone number,
including area code:                           (954) 796-3338

                  3806 N. 29TH AVENUE; HOLLYWOOD, FLORIDA 33020
--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 2.  TERMS OF ACQUISITION.

         (a) In June 1997, the Company, pursuant to an Asset Purchase Agreement, acquired certain assets and assumed certain liabilities of the Filtration Systems Division, ("FSD"), of Durco International, Inc., formerly known as the Duriron Company, Inc., ("DURCO"). The purchase price for the acquisition of FSD consisted of the sum of (i) approximately $5,000,000 (being the remainder of $7,120,000 being the total assets minus the amount of accounts receivable and other assets remaining with DURCO), plus (ii) approximately $1,400,000 in assumed obligations, plus (iii) 400,000 warrants to purchase Common Stock, (250,000 warrants having an exercise price of $1.00 each and 150,000 having an exercise price approximating fair market value as of the closing date, ($0.50), valued at $5,000). In conjunction with this acquisition, the Company issued 200,000 warrants to purchase Common Stock to Fidelity Funding Financial Group having an exercise price of $0.50 each.

         (b) FSD operations include the manufacturing, assembly and marketing of various types of water filtration and waste water treatment equipment and metering pumps for commercial industrial and municipal applications. The Registrant intends to continue such operations.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Filtration Systems Division of Durco International, Inc. audited financial statements as of and for the two years ended December 31, 1996 and compiled financial statements as of and for the three months ended March 31, 1997.

         (b) PROFORMA FINANCIAL INFORMATION. Proforma financial information for the transaction described above as of March 31, 1997, for the three months ended March 31, 1997 and for the years ended December 31, 1996 and 1995.

         (c) EXHIBIT 2.1, ASSET PURCHASE AGREEMENT. Asset Purchase Agreement among Aqua Care Systems, Inc., ACS Acquisition Corp. and Durco International, Inc. (Incorporated here by reference only as such document was originally filed with initial 8-K filing transmitted in June 1997.)

                              Financial Statements

                           Filtration Systems Division
                           of Durco International Inc.

                          Year ended December 31, 1996

                                Table of Contents

Report of Independent Auditors..................................      1

Audited Financial Statements

Statement of Assets and Liabilities.............................      2
Statements of Revenues and Expenses.............................      3
Statements of Cash Flows........................................      4
Notes to Financial Statements...................................      5

                         Report of Independent Auditors

Mr. Bruce Hines
Senior Vice President and
  Chief Administrative Officer
Durco International Inc.
Dayton, Ohio

We have audited the accompanying statement of assets and liabilities of Filtration Systems Division of Durco International Inc. as of December 31, 1996, and the related statements of revenues and operating expenses and cash flows for each of the two years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of Filtration Systems Division of Durco International Inc. at December 31, 1996, and its revenues and operating expenses and its cash flows for each of the two years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

June 4, 1997                                     Ernst and Young, LLP
Dayton, Ohio

                           Filtration Systems Division
                           of Durco International Inc.

                       Statement of Assets and Liabilities

                          Year ended December 31, 1996

ASSETS

Current assets:
     Cash                                                $        23,526
     Accounts receivable                                       2,027,851
     Inventories                                               1,927,537
                                                         ---------------
                                                               3,978,914
Property, plant and equipment:
     Land                                                         32,586
     Buildings                                                 2,094,535
     Machinery and equipment                                   2,884,113
     Furniture and fixtures                                      891,738
                                                         ---------------
                                                               5,902,972

     Less accumulated depreciation                            (4,624,943)
                                                         ---------------
                                                               1,278,029

Other assets                                                     136,683
                                                         ---------------
Total assets                                             $     5,393,626
                                                         ===============
LIABILITIES
Current liabilities:
     Accounts payable                                    $       283,353
     Accrued liabilities                                         654,840
                                                         ---------------

                                                                 938,193

Parent-company invested capital                                4,455,433
                                                         ---------------
Total liabilities and parent-company invested capital    $     5,393,626
                                                         ===============


SEE ACCOMPANYING NOTES.

                           Filtration Systems Division
                           of Durco International Inc.

                  Statements of Revenues and Operating Expenses

                                                  Year ended December 31,
                                                    1996            1995
                                               -------------------------------
Revenues                                       $  14,742,333     $  16,372,388

Operating expenses:
     Cost of revenues                              9,774,186        11,035,736
     Selling, general, and administrative          4,018,917         4,004,047
                                               -------------     -------------

                                                  13,793,103        15,039,783
                                               -------------     -------------

Revenues in excess of operating expenses       $     949,230     $   1,332,605
                                               =============     =============


SEE ACCOMPANYING NOTES.

                           Filtration Systems Division
                           of Durco International Inc.

                            Statements of Cash Flows

                                                                                  Year ended December 31,
                                                                                    1996            1995
                                                                               ---------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Revenues in excess of operating expenses                                       $     949,230  $  1,332,605
Adjustments to reconcile revenues in excess of operating expenses to net cash provided by operating activities:
     Depreciation                                                                    194,594       190,681
     Loss (gain) on sale of fixed assets                                               3,305          (414)
     Changes in operating assets and liabilities:
         Accounts receivable                                                       2,179,528    (1,124,027)
         Inventories                                                                 (19,278)      693,343
         Other assets                                                                 89,999            --
         Accounts payable                                                           (390,841)      193,363
         Accrued liabilities                                                         (45,131)      177,555
                                                                               -------------  ------------

Net cash flows from operating activities                                           2,961,406     1,463,106

INVESTING ACTIVITIES
Capital expenditures                                                                (177,665)     (153,181)

FINANCING ACTIVITIES
Parent-company invested capital refunded                                          (2,784,699)   (1,309,261)
                                                                               -------------  ------------

Net change in cash                                                                      (958)          664
Cash at beginning of year                                                             24,484        23,820
                                                                               -------------  ------------

Cash at end of year                                                            $      23,526  $     24,484
                                                                               =============  ============

SEE ACCOMPANYING NOTES.

            Filtration Systems Division of Durco International, Inc.

                        Notes to the Financial Statements

                                December 31, 1996

1. DESCRIPTION OF ENTITY, BASIS OF PRESENTATION, AND SIGNIFICANT ACCOUNTING POLICIES

ENTITY

The Filtration Systems Division of Durco International Inc. (FSD) is a single manufacturing plant located in Angola, New York, that produces filter products and metering pumps, for use in the process industries. Durco International Inc. (Durco) was the sole owner of the plant until June 4, 1997, when the manufacturing plant and filter products and metering pump businesses were sold to Aqua Care Systems, Inc. (ACSI). See Note 6 for additional information.

BASIS OF PRESENTATION

The statement of assets and liabilities represents those assets and liabilities of FSD that were purchased by ACSI on June 4, 1997 (see Note 6). The statement of revenues and operating expenses represents actual costs incurred and revenues earned by FSD. Expenses reported by FSD include costs allocated from Durco for certain shared services and commission expense on metering pump sales generated by Durco's field sales group. The shared services include such costs as management information systems, accounts receivable collections and payroll services. Management believes that the basis for such allocations is reasonable. However, the amounts could differ from amounts that would be incurred if FSD were operated on a stand-alone basis. Interest cost and income tax expenses attributed to FSD have been excluded because such amounts are dependent on the consolidated group of which FSD is a part. The accompanying financial statements were prepared to present the assets and liabilities and the revenues and operating expenses of FSD, which does not have a separate legal status or existence, and are not intended to be a complete presentation of the assets and liabilities or the results of operations of FSD.

ACCOUNTS RECEIVABLE

Accounts receivable are stated net of the allowance for doubtful accounts of $20,000 at December 31, 1996.

INVENTORIES

Inventory values are stated on the first-in, first-out (FIFO) method and are stated at the lower of cost or market.

PROPERTY, PLANT, EQUIPMENT, AND DEPRECIATION

Property, plant, and equipment is stated on the basis of cost. Depreciation is computed by the straight-line method based on the estimated useful lives of the depreciable assets which range from three to thirty years.

OTHER ASSETS

Other assets reflect a long-term account receivable with Shanghai Textiles, net of a reserve of $90,000.

            Filtration Systems Division of Durco International, Inc.

1. DESCRIPTION OF ENTITY, BASIS OF PRESENTATION, AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

Revenue is recognized using the completed contract method of accounting except for orders in excess of $200,000 which are recognized using the percentage of completion method.

USE OF ESTIMATES

The financial statements for FSD are prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   INVENTORIES

Inventories at December 31, 1996 consist of the following:

                                  Work in process                  $    407,822
                                  Finished goods                      1,519,715
                                                                   ------------

                                                                   $  1,927,537
                                                                   ============

3.   ACCRUED LIABILITIES

Accrued liabilities at December 31, 1996 consist of the following:

                                  Wages and other compensation       $  442,074
                                  Commissions                           152,234
                                  Other                                  60,532
                                                                     ----------

                                                                     $  654,840
                                                                     ==========

4.   RESEARCH AND DEVELOPMENT

Research and development expenses amounted to $207,019 and $140,212 in 1996 and 1995, respectively.

5.   CORPORATE CHARGES AND SERVICES

Durco charges FSD for certain shared services. The shared services include management information systems, payroll services, and accounts receivable collections which totaled $112,262 and $108,868 in 1996 and 1995, respectively. In addition, the majority of domestic metering pump sales are generated by Durco's field sales force. Durco's charge for those services amounted to $283,674 and $312,690 in 1996 and 1995, respectively.

            Filtration Systems Division of Durco International, Inc.

6.   SUBSEQUENT EVENT

On June 4, 1997, ACSI acquired the net assets of the Filtration Systems Division of Durco International Inc. The acquisition agreement provided for ACSI to acquire the assets of FSD for $7,120,000 reduced by the amount of the accounts receivable and other assets shown on the final statement of net assets and to assume all current liabilities up to $1,780,000. Additionally, ACSI acquired only $10,000 of FSD's cash.

                              Financial Statements

                           Filtration Systems Division
                           of Durco International Inc.

                        Three months ended March 31, 1997

                                Table of Contents

Statement of Assets and Liabilities...........................         1
Statement of Revenues and Expenses............................         2

                           Filtration Systems Division
                          of Durco International, Inc.

                       Statement of Assets and Liabilities

                                 March 31, 1997
                                   (Unaudited)

ASSETS
Current assets:
     Cash                                               $        10,000
     Accounts receivable                                      1,685,040
     Inventories                                              2,368,782
                                                        ---------------

                                                              4,063,822

Property, plant and equipment:
     Land                                                        32,586
     Buildings                                                2,094,535
     Machinery and equipment                                  2,866,660
     Furniture and fixtures                                     893,123
                                                        ---------------

                                                              5,886,904

Less accumulated depreciation                                (4,639,561)
                                                        ---------------
                                                              1,247,343

Other assets                                                    136,683
                                                        ---------------

Total assets                                            $     5,447,848
                                                        ===============

LIABILITIES
Current liabilities:
     Accounts payable                                   $       674,764
     Accrued liabilities                                        388,742
     Notes payable                                              120,000
                                                        ---------------

                                                              1,183,506

Parent-company invested capital                               4,264,342
                                                        ---------------

Total liabilities and parent-company invested capital   $     5,447,848
                                                        ===============

                           Filtration Systems Division
                          of Durco International, Inc.

                  Statement of Revenues and Operating Expenses

                    For the three months ended March 31, 1997
                                   (Unaudited)

Revenues                                                $  2,853,028

Operating expenses:
     Cost of revenues                                      1,856,207
     Selling, general, and administrative                    858,354
                                                        ------------

                                                           2,714,561
                                                        ------------

Revenues in excess of operating expenses                $    138,467
                                                        ============

                             AQUA CARE SYSTEMS, INC.

              PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         The following unaudited proforma condensed consolidated financial statements of the Company, ("ACSI"), and the Filtration Systems Division, ("FSD"), of Durco International, Inc., are derived from, and should be read in conjunction with the FSD audited and compiled financial statements included herein and the financial statements of the Company filed with the Company's 1996 report on form 10-KSB and the Company's quarterly report on Form 10-QSB for the three months ended March 31, 1997. The unaudited proforma condensed consolidated balance sheet gives effect to the acquisition by the Company of FSD as of March 31, 1997. The unaudited condensed consolidated statement of operations for the three months ended March 31, 1997, gives effect to the acquisition as if it had occurred as of January 1, 1997. The unaudited condensed consolidated statements of operations for the years ended December 31, 1996 and 1995, gives effect to the acquisition as if it had occurred as of January 1, 1996 and 1995, respectively. The proforma condensed consolidated financial statements do not purport to be indicative of the results of operations or financial position which would have actually been reported had the acquisition been consummated on the date indicated, or which may be reported in the future.

                             AQUA CARE SYSTEMS, INC.
                  PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 March 31, 1997
                                   (Unaudited)

                                                            Historical-----------
                                                            ---------------------   Proforma
                                                              ACSI         FSD     Adjustments       Proforma
                                                          ------------------------------------       ---------
ASSETS
Current
   Cash and cash equivalents                                 $398,362     $10,000           -         $408,362
   Accounts receivable, net                                 1,730,918   1,685,040  (1,685,040) (1)   1,730,918
   Costs and estimated earnings in excess of billings         296,517           -           -          296,517
   Inventory                                                1,813,340   2,368,782           -        4,182,122
   Current maturities of notes receivable                      94,800           -           -           94,800
   Prepaids and other                                         254,960           -           -          254,960
                                                          ----------------------------------------------------
     Total current assets                                   4,588,897   4,063,822  (1,685,040)       6,967,679

Property and equipment, net                                 1,352,697   1,247,343   2,481,386  (1)   5,081,426

Intangibles assets, net                                     3,999,958           -           -        3,999,958

Notes receivable, less current maturities                     117,150           -           -          117,150

Other assets                                                   73,106     136,683    (136,683) (1)      73,106
                                                          ----------------------------------------------------
Total assets                                              $10,131,808  $5,447,848    $659,663      $16,239,319
                                                          ====================================================

LIABILITIES
Current
   Accounts payable                                        $1,432,845    $674,763           -       $2,107,608
   Accrued expenses                                           364,098     388,742           -          752,840
   Current maturities of long-term debt                       258,563     120,000   1,480,000  (1)   1,738,563
                                                                                     (120,000) (1)
   Indebtedness to related party                              125,000           0           -          125,000
                                                          ----------------------------------------------------
     Total current liabilities                              2,180,506   1,183,505   1,360,000        4,724,011

Long-term debt, less current maturities                       625,269           0   3,564,006  (1)   4,189,275
                                                          ----------------------------------------------------
     Total liabilities                                      2,805,775   1,183,505   4,924,006        8,913,286

STOCKHOLDERS' EQUITY
   Preferred stock, $.001 par; 5,000,000 shares
     authorized, none outstanding                                   -           -           -                -
   Common stock, $.001 par, 30,000,000 shares
     authorized, 11,697,554 shares issued and outstanding      11,698           0           -           11,698
Additional paid in capital                                 16,636,805           0           -       16,636,805
(Deficit)/Retained earnings                                (9,322,470)  4,264,343  (4,264,343) (1)  (9,322,470)
                                                          ----------------------------------------------------
     Total stockholders' equity                             7,326,033   4,264,343  (4,264,343)       7,326,033
                                                          ----------------------------------------------------

Total liabilities and stockholders' equity                $10,131,808  $5,447,848    $659,663      $16,239,319
                                                          ====================================================

---------------------------
See accompanying proforma adjustments

                             AQUA CARE SYSTEMS, INC.
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the three months ended March 31, 1997
                                   (Unaudited)

                                             Historical--------------
                                             ------------------------  Proforma
                                                ACSI         FSD      Adjustments      Proforma
                                             ------------------------------------    -----------
Revenues                                     $3,631,701  $2,853,028           -       $6,484,729

Cost of revenues                              2,435,173   1,856,207           -        4,291,380
                                             ------------------------------------    -----------
Gross profit                                  1,196,528     996,821           0        2,193,349
                                             ------------------------------------    -----------
OPERATING EXPENSES
  Selling, general and administrative         1,152,858     806,906     (58,359) (1)   1,901,405
  Depreciation and amortization                 135,003      50,000           -          185,003
  Provision for doubtful accounts and notes       8,000           0           -            8,000
                                             ---------------------------------------------------
         Total operating expenses             1,295,861     856,906     (58,359)       2,094,408
                                             ---------------------------------------------------

(Loss)/Income from operations                   (99,333)    139,915      58,359           98,941

Interest expense                                (23,774)          -    (145,015) (2)    (168,789)

Other income/(expense)                          133,333      (1,448)          -          131,885
                                             ---------------------------------------------------
Net income                                      $10,226    $138,467    ($86,656)         $62,037
                                             ===================================================

Proforma net income per common share                                                       $0.01
                                                                                      ==========

Proforma common shares outstanding                                                    10,722,554
                                                                                      ==========

---------------------------
See accompanying proforma adjustments

                             AQUA CARE SYSTEMS, INC.
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1996

                                             Historical-------------
                                             -----------------------    Proforma
                                                ACSI         FSD       Adjustments     Proforma
                                             -------------------------------------    -----------
Revenues                                     $15,987,147 $14,742,333           -      $30,729,480

Cost of revenues                              11,062,494   9,774,186           -       20,836,680
                                             -------------------------------------    -----------
Gross profit                                   4,924,653   4,968,147           0        9,892,800
                                             -------------------------------------    -----------
OPERATING EXPENSES
  Selling, general and administrative          5,032,940   3,818,917    (245,928) (1)   8,605,929
  Depreciation and amortization                  498,346     200,000           -          698,346
  Provision for doubtful accounts and notes       59,154           0           -           59,154
                                             ----------------------------------------------------
         Total operating expenses              5,590,440   4,018,917    (245,928)       9,363,429
                                             ----------------------------------------------------
(Loss)/Income from operations                   (665,787)    949,230     245,928          529,371

Interest expense                                 (92,685)          -    (580,061) (2)    (672,746)
                                             ----------------------------------------------------
Net (Loss)/Income                              ($758,472)   $949,230   ($334,133)       ($143,375)
                                             ====================================================

Proforma net loss per common share                                                         ($0.02)
                                                                                        =========

Proforma common shares outstanding                                                      9,477,354
                                                                                        =========

---------------------------
See accompanying proforma adjustments

                             AQUA CARE SYSTEMS, INC.
             PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1995

                                                 Historical-------------
                                                 -----------------------   Proforma
                                                    ACSI         FSD      Adjustments      Proforma
                                                 ------------------------------------     -----------
Revenues                                         $14,821,475 $16,372,388           -      $31,193,863

Cost of revenues                                   9,559,559  11,035,736           -       20,595,295
                                                 ------------------------------------     -----------
Gross profit                                       5,261,916   5,336,652           0       10,598,568
                                                 ------------------------------------     -----------
OPERATING EXPENSES
  Selling, general and administrative              7,301,056   3,804,047    (245,928) (1)  10,859,175
  Depreciation and amortization                      628,628     200,000           -          828,628
  Provision for doubtful accounts and notes          370,541           0           -          370,541
  Provision for impairment of intangible assets    1,094,167           0           -        1,094,167
                                                 ----------------------------------------------------
         Total operating expenses                  9,394,392   4,004,047    (245,928)      13,152,511
                                                 ------------------------------------     -----------
(Loss)/Income from operations                     (4,132,476)  1,332,605     245,928       (2,553,943)

Interest expense                                    (141,283)          -    (580,061) (2)    (721,344)
                                                 ----------------------------------------------------
Net (Loss)/Income                                ($4,273,759) $1,332,605   ($334,133)     ($3,275,287)
                                                 ====================================================

Proforma net loss per common share                                                             ($0.52)
                                                                                          ===========

Proforma common shares outstanding                                                          6,307,714
                                                                                          ===========

---------------------------
See accompanying proforma adjustments

                             AQUA CARE SYSTEMS, INC.

                              PROFORMA ADJUSTMENTS

BALANCE SHEET:

         (1) To reflect the acquisition of FSD and the allocation of the purchase price on the basis of the estimated fair values of the net assets acquired. The purchase price for the acquisition of FSD consisted of cash, notes payable and warrants to purchase Common Stock aggregating approximately $6,400,000 as detailed in Item 2, "Terms of Acquisition".

         Allocation of the net purchase price to the assets of the business is as follows:

         Approximate net purchase price to be allocated         $      6,400,000
                                                                ================

         Approximate excess of fair value of net assets over
                  net liabilities of FSD                        $      6,400,000
                                                                ================

STATEMENT OF OPERATIONS (for the three months ended March 31, 1997):

         (1) To record a reduction in selling, general and administrative expenses as a result of reduced payroll and other expenses.

         (2) To record interest expense on acquisition notes which bear interest at rates ranging from 11% to 18% as of June 1997.

STATEMENT OF OPERATIONS (for the year ended December 31, 1996)

         (1) To record a reduction in selling, general and administrative expenses as a result of reduced payroll and other expenses.

         (2) To record interest expense on acquisition notes which bear interest at rates ranging from 11% to 18% as of June 1997.

STATEMENT OF OPERATIONS (for the year ended December 31, 1995)

         (1) To record a reduction in selling, general and administrative expenses as a result of reduced payroll and other expenses.

         (2) To record interest expense on acquisition notes which bear interest at rates ranging from 11% to 18% as of June 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Aqua Care Systems, Inc.
Registrant

By:      /s/WILLIAM K. MACKEY
         --------------------
         William K. Mackey
         President, Chief Executive Officer, Treasurer and Principal Accounting Officer

         /s/GEORGE J. OVERMEYER
         ----------------------
         George J. Overmeyer
         Corporate Controller

Dated:   August 25, 1997